UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2019

MDU Resources Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-03480	30-1133956
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 West Century Avenue P.O. Box 5650 Bismarck, North Dakota 58506-5650 (Address of principal executive offices) (Zip Code) Registrant’s telephone number, including area code: (701) 530-1000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective February 14, 2019, the Board of Directors (the “Board”) of MDU Resources Group, Inc. (the “Company”) amended and restated the Company’s Amended and Restated Bylaws (as amended and restated, the “Revised Bylaws”) to implement proxy access. Under new Section 2.10 in the Revised Bylaws, a qualifying stockholder, or a group of up to 20 such stockholders, owning at least 3% of the Company’s outstanding common stock continuously for at least three years, will generally be able to nominate and include in the Company’s proxy materials for an annual meeting of stockholders, qualifying director nominees constituting up to the greater of two nominees or 20% of the total number of directors of the Company; provided that the qualifying stockholder(s) and director nominee(s) satisfy the eligibility, procedural and other requirements specified in the Revised Bylaws, including that notice of a nomination be delivered to the Company’s Secretary not less than 120 days or more than 150 days before the first anniversary of the date that the Company first sent its proxy statement to stockholders for the prior year’s annual meeting.
In addition, the Company made certain other changes in the Revised Bylaws consistent with proxy access implementation, as well as revising the advance notice bylaws’ timeframe in Sections 2.08 and 2.09 during which a qualifying stockholder may provide notice to the Company that such stockholder wishes to nominate a qualifying person(s) for election to the board of directors (outside of the proxy access process described above) or propose other business at an annual meeting of stockholders. Such timeframe now generally requires a stockholder wishing to bring such nomination or business before an annual meeting of stockholders to provide notice to the Company’s Secretary no earlier than 120 days prior to the first anniversary of the preceding year’s annual meeting of stockholders and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting of stockholders (previously such nomination or business proposal notice could be brought before the 90th day prior to the first anniversary of the preceding year’s annual meeting of stockholders).
Proxy access will be available for stockholders beginning with the Company’s 2020 annual meeting of stockholders.
The foregoing description of the Revised Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Revised Bylaws, a copy of which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws of MDU Resources Group, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2019

MDU Resources Group, Inc.

By:	/s/ Daniel S. Kuntz

Daniel S. Kuntz
Vice President, General Counsel
and Secretary

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